                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 17, 2001





      THE HARTFORD FINANCIAL SERVICES GROUP, INC.                                       HARTFORD CAPITAL III
      -------------------------------------------                                       --------------------
              (Exact name of registrant as                                          (Exact name of registrant as
               specified in its charter)                                             specified in its charter)

            Delaware                      0-19277                                 Delaware                 001-13958-01
  (State or other jurisdiction          (Commission                     (State or other jurisdiction         (Commission
        of Incorporation)              File Number)                          of Incorporation)               File Number)

           13-3317783                                                            06-6431735
          (IRS Employer                                                        (IRS Employer
       Identification No.)                                                  Identification No.)



                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                 HARTFORD PLAZA
                              HARTFORD, CONNECTICUT
           (Address of principal executive offices of each registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrants' telephone number

Item 5.           Other Events:

         On October 17, 2001, The Hartford Financial Services Group, Inc. ("The Hartford") entered into an Underwriting Agreement with Salomon Smith Barney Inc. for the issuance and sale of certain of The Hartford's equity securities. This Form 8-K is being filed to incorporate by reference into Registration Statement on Form S-3, No. 333-49666, the Underwriting Agreement attached hereto as
Exhibit 1.1.

         On October 19, 2001, The Hartford and Hartford Capital III (the "Trust") entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC on behalf of the Several Underwriters named in Schedule 1 to the Pricing Agreement for the issuance and sale of 20,000,000 Preferred Securities designated the 7.45% Trust Originated Preferred Securities, Series C, of the Trust. This Form 8-K is being filed to incorporate by reference into Registration Statement on Form S-3, No. 333-49666, the Underwriting Agreement attached hereto as Exhibit 1.2.

         On October 26, 2001, Debevoise & Plimpton, who acted as special counsel to The Hartford and the Trust in connection with the Registration Statement on Form S-3, No. 333-49666 (the "Registration Statement"), delivered its tax opinion in connection with the issuance and sale of 20,000,000 Preferred Securities designated the 7.45% Trust Originated Preferred Securities of the Trust. This Form 8-K is being filed to incorporate by reference into the Registration Statement the tax opinion of Debevoise & Plimpton, which is attached hereto as Exhibit 8.


Item 7       Financial Statements and Exhibits

         c)  The following are filed as exhibits to this Current Report:

Exhibit
Number               Description
------               -----------

1.1.         Underwriting Agreement dated October 17, 2001.

1.2.         Underwriting Agreement dated October 19, 2001.

8.           Tax Opinion of Debevoise & Plimpton dated October 26, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    November 9, 2001          By:      /s/ C. Michael O'Halloran
                                            -------------------------
                                   Name:    C. Michael O'Halloran
                                   Title:   Its Senior Vice President





                                   HARTFORD CAPITAL III
                                   By:      THE HARTFORD FINANCIAL SERVICES
                                            GROUP, INC., as Sponsor


Date:    November 9, 2001          By:      /s/ C. Michael O'Halloran
                                            -------------------------
                                   Name:    C. Michael O'Halloran
                                   Title:   Its Senior Vice President




                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------

1.1.               Underwriting Agreement dated October 17, 2001.

1.2.               Underwriting Agreement dated October 19, 2001.

8.                 Tax Opinion of Debevoise & Plimpton dated October 26, 2001.


                                                                               3